[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.28(xvii)

AMENDMENT NO. 15 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT No. 15 (the “Fifteenth Amendment “), effective as of October 20, 2014 (the “Fifteenth Amendment Effective Date”) by and between Boehringer lngelheim Biopharmaceuticals GmbH, Binger Str. 173, 55216 lngelheim, Germany (“BI'') and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between Boehringer lngelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011,

Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012,

Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 201 3, Amendment No. 11, effective as of June 26, 2013, Amendment No. 12, effective as of August 01, 2013 and subsequently assigned by BI Pharma to Bi, Amendment No. 13, effective as of March 06, 2014 and Amendment No. 14, effective as of February 05, 2014 (hereinafter together the “Supply Agreement”). BI and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes to engage BI to conduct [*] in compliance with the terms of the Supply Agreement as set forth in and as amended by this Fifteenth Amendment. The activities hereunder will be performed by BI Pharma on behalf of BI.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Fifteenth Amendment shall have the meaning ascribed to them in the Supply Agreement.
(2)

The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[*], Version of October 20, 2014'', attached hereto as Exhibit A, is hereby added as an amendment to Append ix 2 to the Supply Agreement . Pursuant thereto BI shall, on behalf of FibroGen, [*] in accordance with the Supply Agreement [*] (as defined in the Amended and Restated Quality Agreement) [*], and (ii) [*] (as defined in the Supply Agreement).

(3)

The Specifications for the [*] pursuant to Section 2 hereof have been agreed to by the Parties and are set forth in the Amended and Restated Quality Agreement by and between the Parties. Such Specifications for the [*], as applicable, shall apply to the activities contemplated by Section (2) above as part of the Acceptance Criteria for the [*], respectively.

(4)

For the avoidance of doubt, all provisions of the Supply Agreement relating to the [*] which are reasonably applicable to the [*] shall apply accordingly to such [*] as set forth in Exhibit A hereto, including but not limited the provisions regarding delivery of Product set forth in Section 4 of the Supply Agreement, Parties ' warranties set forth in Section 7 of the Supply Agreement (including, for the avoidance of doubt, the disclaimer set forth in Section 7.5 of the Supply Agreement) and the limitations of BI Pharma's liability and indemnification obligations set forth in Section 8 of the Supply Agreement.

(5)

This Fifteenth Amendment, together with the Supply Agreement , contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Fifteenth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Fifteenth Amendment.

(6)

This Fifteenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

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IN WITNESS WHEREOF, the Parties have executed this Fifteenth Amendment to the Supply Agreement as of Fifteenth Amendment Effective Date.

Biberach , October 20, 2014

BOEHRINGER I NGELH EI M BIOPHAR MACEUTICALS GM BH

ppa.	ppa.

[*]	[*]
[*]	[*]
VP Business & Contracts	Head of Team Biberach - Dep. Legal Germany

San Francisco, 18 November 2014

FIBROGEN, INC.

/s/ Jim Polarek
Jim Polarek	Name
Vice President	Title

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Exhibit A

Work Scope

[*]

(Version of October 20, 2014)

[*]

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